UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): March 8, 2005

                             ----------------------
                             INFOSEARCH MEDIA, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                -----------------
                 (State or Other Jurisdiction of Incorporation)

      333-97385                                            90-0002618
(Commission File Number)                       (IRS Employer Identification No.)

              4086 Del Rey Avenue, Marina Del Rey, California 90292
     -----------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (310) 437-7380
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              (Registrant's telephone number, including area code)

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 8, 2005, the Registrant hired Mr. Frank Knuettel to serve as a Chief Financial Officer pursuant to the terms of an employment agreement executed between the Registrant and Mr. Knuettel. The employment agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Prior to joining InfoSearch Media, Inc. Mr. Knuettel co-founded Internet Machines Corporation, where he held several positions, including Chief Executive Officer and Chief Financial Officer. While at Internet Machines Corporation, Mr. Knuettel raised almost $90 million in equity and debt, managed significant internal growth and ultimately led the sale of the business to IDT Corp. in 2004. Before founding Internet Machines, Mr. Knuettel was the Chief Financial Officer/Chief Operating Officer of Viking Systems, where he was responsible for fundraising and building a strong financial foundation in preparation for significant market growth. Prior to that, he was Vice President and Chief Financial Officer of Fightertown Entertainment, Inc. in Lake Forest, California where he was responsible for the development of strategic and expansion plans as well as all financial operations. Mr. Knuettel is a cum laude graduate in economics from Tufts University and received an MBA in Finance and Entrepreneurial Management from The Wharton School, University of Pennsylvania.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

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Exhibit No.             Description
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10.1                    Employment Agreement
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99.1                    Press Release dated March 14, 2005
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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 14, 2005                     INFOSEARCH MEDIA, INC.


                                           By: /s/ Steve Lazuka
                                               ----------------
                                           Name: Steve Lazuka
                                           Title: Chief Executive Officer

Exhibit Index

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Exhibit No.             Description
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10.1                    Employment Agreement
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99.1                    Press Release dated March 14, 2005
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